UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2024

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices, including zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On November 24, 2024, ONEOK, Inc. (“ONEOK”) and EnLink Midstream, LLC (“EnLink”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Elk Merger Sub I, L.L.C., a wholly owned subsidiary of ONEOK (“Merger Sub I”), Elk Merger Sub II, L.L.C., a wholly owned subsidiary of ONEOK (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), and EnLink Midstream Manager, LLC, the managing member of EnLink (the “Manager”), pursuant to which (i) Merger Sub I will merge with and into EnLink (the “First Merger”), with EnLink as the surviving company and (ii) promptly following the First Merger, EnLink, as the surviving entity in the First Merger, will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”; the Mergers, together with the other transactions contemplated by the Merger Agreement, the “Transaction”), with Merger Sub II surviving the Second Merger as a direct wholly owned subsidiary of ONEOK.

The board of directors of ONEOK (the “ONEOK Board”), the conflicts committee (the “EnLink Conflicts Committee”) of the board of directors of the Manager (the “EnLink Board”) and the EnLink Board (acting based upon the recommendation of the EnLink Conflicts Committee) each unanimously approved the Merger Agreement and the Support Agreement (as defined below) and the transactions contemplated thereby, including the Mergers.

Pursuant to the Merger Agreement, at the effective time of the First Merger (the “First Merger Effective Time”), each common unit representing limited liability company interests in EnLink (each, an “EnLink Unit”) issued and outstanding as of immediately prior to the First Merger Effective Time (except for any EnLink Units that are owned immediately prior to the First Merger Effective Time by EnLink as treasury units, if any, or by the Manager, ONEOK or the Merger Subs) will be converted into and will thereafter represent the right to receive 0.1412 shares of common stock of ONEOK, par value $0.01 per share (“ONEOK Common Stock”; such ratio, the “Exchange Ratio”). As of the effective time of the Mergers, the limited liability company interests in the Manager, and any EnLink Units that are owned immediately prior to the First Merger Effective Time by the Manager, ONEOK or the Merger Subs, will remain unchanged and outstanding and the Manager will continue as the sole manager of EnLink.

EnLink equity awards that are outstanding immediately prior to the First Merger Effective Time will be subject to the following treatment at the First Merger Effective Time:

●	each award of restrictive incentive units of EnLink (such award, an “EnLink RIU Award”), whether vested or unvested, that is outstanding immediately prior to the First Merger Effective Time, will be assumed by ONEOK and converted into a time-based restricted stock unit award relating to a number of shares of ONEOK Common Stock equal to the number of EnLink Units subject to such EnLink RIU Award immediately prior to the First Merger Effective Time multiplied by the Exchange Ratio, rounded up or down to the nearest whole share of ONEOK Common Stock and otherwise subject to the same terms and conditions as were applicable to such EnLink RIU Award; and

●	each award of performance units of EnLink (such award, an “EnLink PU Award”), whether vested or unvested, that is outstanding immediately prior to the First Merger Effective Time, will be assumed by ONEOK and converted into a time-based restrictive stock unit award relating to a number of shares of ONEOK Common Stock with respect to each tranche of the EnLink PU Award (an “EnLink PU Tranche”) equal to the number of EnLink Units subject to such EnLink PU Tranche immediately prior to the First Merger Effective Time (determined as set forth below) multiplied by the Exchange Ratio, rounded up or down to the nearest whole share of ONEOK Common Stock and otherwise subject to the same terms and conditions as were applicable to such EnLink PU Award (other than the performance-based vesting conditions). For purposes of determining the number of EnLink Units subject to each EnLink PU Tranche, the following shall apply:

●	for each EnLink PU Tranche that vests based on performance metrics tied to the relative total shareholder return of EnLink (each, an “EnLink PU TSR Tranche”) and each EnLink PU Tranche that vests based on performance metrics tied to the cash flow of EnLink (each, an “EnLink PU DCF Tranche”) for which the performance period has closed prior to the closing, the number of EnLink Units shall be determined based on the actual achievement of the performance criteria attained through the end of the performance period, as previously certified by the EnLink Board or a committee thereof or, if not yet certified, as determined by the EnLink Board in good faith in the ordinary course of business consistent with past practice;

●	for each EnLink PU TSR Tranche and EnLink PU DCF Tranche for which the performance period has commenced but not closed as of the closing date, the number of EnLink Units shall be determined based on the “target” level of performance; and

●	for each EnLink PU TSR Tranche and EnLink PU DCF Tranche for which the performance period has not yet commenced as of the closing date, the number of EnLink Units shall be determined based on the “target” level of performance.

The First Merger will constitute a Series B Change of Control (as such term is defined in the ENLK Partnership Agreement (as defined below)). Accordingly, immediately prior to the First Merger Effective Time, all outstanding Series B preferred units representing partnership interests (the “Series B Preferred Units”) in EnLink Midstream Partners, LP, a Delaware limited partnership and a wholly owned subsidiary of EnLink (“ENLK”), will be redeemed for cash or exchanged for EnLink Units in accordance with the terms of the Eleventh Amended and Restated Agreement of Limited Partnership of EnLink Midstream Partners, LP, dated as of September 8, 2023 (the “ENLK Partnership Agreement”). The Merger Agreement provides that EnLink and ONEOK shall reasonably cooperate with respect to such Series B Change of Control and that EnLink shall cause ENLK’s election under the ENLK Partnership Agreement to either redeem for cash or exchange the Series B Preferred Units for EnLink Units to be made at ONEOK’s sole discretion.

The Merger Agreement provides that EnLink will convene and hold a special meeting of the EnLink unitholders (the “Company Unitholder Meeting”) for the purpose of obtaining the approval of the Merger Agreement and the Mergers at the Company Unitholder Meeting or any adjournment or postponement thereof by the vote of a Unit Majority (as defined in the Second Amended and Restated Operating Agreement of EnLink, dated as of January 25, 2019).

The completion of the Mergers is subject to the satisfaction or waiver of customary closing conditions, including: (i) the approval by EnLink unitholders representing a Unit Majority of a proposal to approve the Merger Agreement (such proposal, the “Merger Proposal”); (ii) there being no law, injunction, judgment or ruling is in effect that enjoins, restrains, prevents or prohibits or makes illegal the consummation of the Mergers or the other transactions contemplated by the Merger Agreement; (iii) effectiveness of ONEOK’s registration statement on Form S-4 (the “Registration Statement”) to register the shares of ONEOK Common Stock to be issued in the First Merger; (iv) that the shares of ONEOK Common Stock to be issued pursuant to the Merger Agreement have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; (v) the receipt of an opinion of tax counsel that the Mergers will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; (vi) subject to specified materiality standards, the accuracy of the representations and warranties of the other parties; and (vii) the performance by the other parties in all material respects with all obligations required to be performed under the Merger Agreement at or prior to the closing date.

ONEOK and Manager have each made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of ONEOK’s and EnLink’s business between the date of the signing of the Merger Agreement and the earlier of the First Merger Effective Time and the termination of the Merger Agreement and (ii) the efforts of the parties to cause the Mergers to be completed, including obtaining all approvals, consents, clearances, registrations, permits, authorizations and other confirmations from any third party necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement.

The Merger Agreement contains certain termination rights for ONEOK and EnLink, including (i) by mutual written consent of ONEOK and EnLink, authorized by the EnLink Conflicts Committee and the ONEOK Board; (ii) by either ONEOK or EnLink, if (a) the Mergers have not closed by May 23, 2025; (b) a permanent injunction has been issued or other law has been enacted prohibiting or making illegal the Mergers; (c) EnLink unitholders fail to approve the Merger Proposal at the special meeting of EnLink unitholders; or (d) the other party has breached its representations or covenants in a way that causes a condition to closing to fail; and (iii) by ONEOK, prior to the EnLink unitholder approval of the Merger Proposal, if the EnLink Board or the EnLink Conflicts Committee changes its recommendation to the EnLink unitholders to vote for the Merger Proposal. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, EnLink may be required to pay ONEOK a termination fee equal to $143,978,000 or to reimburse ONEOK’s expenses up to $10 million, and ONEOK may be required to reimburse EnLink’s expenses up to $10 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing summary of the Merger Agreement does not purport to be complete, has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by reference to the full text and the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about ONEOK, Merger Sub I, Merger Sub II, EnLink, or Manager or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ONEOK, Merger Sub I, Merger Sub II, EnLink, or Manager or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ONEOK’s or EnLink’s public disclosures.

Support Agreement

Concurrently with the execution of the Merger Agreement, ONEOK and EnLink entered into a Support Agreement (the “Support Agreement”) pursuant to which, ONEOK, which owns of record 200,340,753 EnLink Units, representing approximately 43.8% of the EnLink Units outstanding as of November 22, 2024, has irrevocably agreed to vote such units (i) in favor of the Merger Proposal and any other matter necessary or desirable for the consummation of the Transaction; and (ii) against any action, agreement or transaction that would reasonably be expected, or the result of which would reasonably be expected, to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the merger or the other transactions contemplated by the Merger Agreement. The Support Agreement will terminate automatically upon the earliest to occur of (i) the First Merger Effective Time; (ii) the termination of the Merger Agreement in accordance with its terms, other than as a result of a breach by ONEOK of the terms of the Support Agreement; or (iii) the mutual agreement of the parties thereto.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On November 24, 2024, ONEOK and EnLink issued a joint press release announcing the entry into the Merger Agreement. In addition, on November 24, 2024, ONEOK provided additional information regarding the proposed Mergers to its employees. Copies of the joint press release and employee communication are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this report that address activities, events or developments that ONEOK expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, the expected closing of the Transaction and the timing thereof, and descriptions of ONEOK and its operations after giving effect to the Transaction. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. These include the risk that ONEOK will not be able to successfully integrate EnLink’s business; the risk that cost savings, synergies and growth from the Transaction may not be fully realized or may take longer to realize than expected; the risk that the credit ratings following the Transaction may be different from what ONEOK expects; the risk that a condition to closing of the Transaction may not be satisfied, that a party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; the possibility that EnLink unitholders may not approve the Transaction; the risk of potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; risks related to the occurrence of any other event, change or circumstance that could give rise to the termination of the Merger Agreement; the risk that changes in ONEOK’s capital structure could have adverse effects on the market value of its securities; risks related to the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on each of the companies’ operating results and business generally; the risk that the Transaction could distract ONEOK’s and EnLink’s respective management teams from ongoing business operations or cause either of the companies to incur substantial costs; risks related to the impact of any economic downturn and any substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond ONEOK’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the Securities and Exchange Commission at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and ONEOK does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the Transaction, ONEOK will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of ONEOK’s common stock to be issued pursuant to the Transaction, which will include a prospectus of ONEOK and a proxy statement of EnLink (the “proxy statement/prospectus”). Each of ONEOK and EnLink may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Registration Statement, proxy statement/prospectus or any other document which ONEOK or EnLink may file with the SEC in connection with the Transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS. After the Registration Statement has been declared effective, the definitive proxy statement/prospectus (if and when available) will be mailed to EnLink unitholders. Investors and security holders will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by ONEOK and EnLink with the SEC (if and when available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by ONEOK, including the proxy statement/prospectus (when available) will be available free of charge from ONEOK’s website at www.oneok.com under the “Investors” tab. Copies of documents filed with the SEC by EnLink, including the proxy statement/prospectus (when available) will be available free of charge from EnLink’s website at www.enlink.com under the “Investors” tab.

Participants in the Solicitation

ONEOK, EnLink and certain of their (or Manager’s) respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about ONEOK’s directors and executive officers is available in ONEOK’s Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC on February 27, 2024, and its revised definitive proxy statement for the 2024 annual meeting of shareholders filed with the SEC on May 1, 2024, and in the proxy statement/prospectus (when available). Information about the directors and executive officers of EnLink’s managing member is available in its Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC on February 21, 2024, and in the proxy statement/prospectus (when available). Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ONEOK and EnLink will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by ONEOK, including the proxy statement/prospectus (when available) will be available free of charge from ONEOK’s website at www.oneok.com and copies of documents filed with the SEC by EnLink, including the proxy statement/prospectus (when available) will be available free of charge from EnLink’s website at www.enlink.com.

Item 9.01.   Financial Statements and Exhibits

2.1	Agreement and Plan of Merger, dated as of November 24, 2024, by and among ONEOK, Inc., Elk Merger Sub I, L.L.C., Elk Merger Sub II, L.L.C., EnLink Midstream, LLC and EnLink Midstream Manager, LLC.

10.1	Support Agreement, dated as of November 24, 2024, by and among ONEOK, Inc. and EnLink Midstream, LLC.

99.1	Press Release, dated November 24, 2024, issued by ONEOK and EnLink.

99.2	Employee Letter, dated November 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: November 25, 2024	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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